Joby Rolls Third Aircraft Off Production Line,
Reports Second Quarter 2024 Financial Results

Two of Joby’s battery-electric production prototype aircraft in Marina, California, with the company’s hydrogen-electric technology demonstrator in flight above. Joby Aviation Photo

Santa Cruz, CA, August 7, 2024 — Joby Aviation, Inc. (NYSE:JOBY), a next-generation aviation company, today announced it has rolled its third production prototype aircraft off the company’s pilot production line in Marina, CA, with four aircraft expected to be in active flight test during the next quarter. The news came as the company issued its Second Quarter 2024 Shareholder Letter (https://joby-site.cdn.prismic.io/joby-site/ZrNfh0aF0TcGIvxV_JobyQ22024ShareholderLetter.pdf), detailing the Company’s operational and financial results for the period ending June 30, 2024. The company will host a live audio webcast of its conference call to discuss the results at 2:00 p.m. PT (5:00 p.m. ET) today.

Second Quarter 2024 Highlights:

●Production Ramp-Up. We expect to have four aircraft in active flight test during the next quarter, with the second production prototype now in flight test and the third having rolled off the production line.

●Certification Progress. The fourth of five stages of type certification is now 37% complete on the Joby side, with numerous test plans submitted and accepted during the quarter. We expect progress in the fourth stage to accelerate in the remainder of 2024.
●International Expansion. We applied for certification in Australia and signed a memorandum of understanding with Mukamalah, a wholly owned subsidiary of Saudi Aramco and operator of the world’s largest fleet of corporate aircraft, to introduce our aircraft to the Kingdom of Saudi Arabia via direct sales.
●Future Technologies. We flew a first-of-its-kind, hydrogen-electric air taxi demonstrator 561 miles and acquired the autonomy division of Xwing, an industry leader in the development of autonomous technology for aviation.
●Strong Financial Foundation. We maintained a strong balance sheet with $825 million in cash and short-term investments at the end of the second quarter.

Second Quarter Financial Results Webcast Details:

What: Joby Second Quarter 2024 Financial Results Webcast

When: Wednesday, August 7, 2024

Time: 2:00 PM PT (5:00 PM ET)

Webcast: Upcoming Events (https://ir.jobyaviation.com/news-events/ir-calendar) section of the company website (www.jobyaviation.com).

If unable to attend the webcast, to listen by phone, please dial 1-877-407-9719 or 1-201-378-4906. A replay of the webcast will be available on the company website following the event.

About Joby
Joby Aviation, Inc. (NYSE:JOBY) is a California-based transportation company developing an all-electric, vertical take-off and landing air taxi which it intends to operate as part of a fast, quiet, and convenient service in cities around the world. To learn more, visit www.jobyaviation.com.

Forward Looking Statements

This shareholder letter contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, statements regarding the development and performance of our aircraft, the growth of our manufacturing capabilities, our regulatory outlook, progress and timing, including expected certification progress, manufacturing and flight test capabilities and timing; our plans to sell aircraft into the Saudi Arabian market; our business plan, objectives, goals and market opportunity; and our current expectations relating to our business, financial condition, results of operations, prospects, capital needs and growth of our operations. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate”, “estimate”, “expect”, “project”, “plan”, “intend”, “believe”, “may”, “will”, “should”, “can have”, “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. All forward looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including: our ability to launch our air taxi service and the growth of the urban air mobility market generally; our ability to produce aircraft that meet our performance expectations in the volumes and on the timelines that we project; complexities related to obtaining certification and operating in foreign markets, including the need to negotiate additional definitive agreements related to such operations; the competitive environment in which we operate; our future capital needs; our ability to adequately protect and enforce our intellectual property rights; our ability to effectively respond to evolving regulations and standards relating to our aircraft; our reliance on third-party suppliers and service partners; uncertainties related to our estimates of the size of the market for our service and future revenue opportunities; and other important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 27, 2024, and in future filings and other reports we file with or furnish to the SEC. Any such forward-looking statements represent management’s estimates and beliefs as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Contacts:

Joby Aviation
Investors:
investors@jobyaviation.com

Media:
press@jobyaviation.com